UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Recovery Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Recovery Energy, Inc.
1515 Wynkoop St., Suite 200
Denver, CO 80202
PROXY STATEMENT AND
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD _________ __, 2010

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of Stockholders to Be Held on __________ __,  2010:
This Proxy Statement, the form of proxy and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including our consolidated financial statements, are available to you at www.recoveryenergyco.com.

To Our Stockholders:

You are cordially invited to attend the annual meeting of the stockholders of Recovery Energy, Inc., at our principal executive offices at 1515 Wynkoop St., Suite 200, Denver, CO, at 10:00  a.m. (Denver, Colorado time) on ___________, _________ __, 2010, or at any adjournment or postponement thereof, for the following purposes:

1. To elect three directors;

2. To ratify the appointment of Hein & Associates as Recovery’s independent public accountants for the fiscal year 2010; and

3.  To transact such other business as may properly come before the meeting.

Details relating to the above matters are set forth in the attached proxy statement. All of Recovery’s stockholders of record as of the close of business on __________ __, 2010 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting. If you do not plan to attend the meeting, you are urged to sign, date and promptly return the enclosed proxy. A reply card is enclosed for your convenience. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

This board of directors intends to send these proxy materials to stockholders on or about __________ __, 2010.

By Order of the Board of Directors

Roger A. Parker
Chairman, Board of Directors

_________ __, 2010

YOUR VOTE IS IMPORTANT.
PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY.

Proxy Solicitation

The board of directors of Recovery is soliciting proxies to be used at our annual meeting of stockholders to be held at 10:00 a.m. on ____________, _________ __, 2010, at the principal executive offices of Recovery at 1515 Wynkoop St., Suite 200, Denver, CO. This proxy statement contains important information regarding Recovery’s annual meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and voting procedures.

The board of directors intends to send these proxy materials to stockholders on or about __________ __, 2010.

Who Can Vote

Stockholders of record at the close of business on __________ __, 2010, also referred to herein as the “record date,” may vote at the annual meeting. As of the record date, we had _____________ issued and outstanding shares of common stock, which were held by approximately ____ record holders. If you hold shares in a stock brokerage account or by a nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or nominee, who is considered the record holder with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and you are also invited to attend the annual meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. Your broker or nominee has enclosed a voting instruction card for you to use. You are urged to vote by proxy regardless of whether you attend the annual meeting.

How You Can Vote

You can vote your shares if you are represented by proxy or present in person at the annual meeting. If you hold your shares through your broker in “street name,” you may direct your broker or nominee to vote by proxy, but you may not vote in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. If you return a properly signed proxy card, we will vote your shares as you direct. If your proxy card does not specify how you want to vote your shares, we will vote your shares “FOR” the election of all nominees for director and as recommended by our board of directors with regard to all other matters.

Revocation of Proxies

You can revoke your proxy at any time before it is voted at the annual meeting by any of the following three methods:

•	by voting in person at the annual meeting;

•	by delivering to our corporate secretary, Jeffrey Beunier, a written notice of revocation dated after the proxy; or

•	by delivering another proxy dated after the previous proxy.

Required Votes

Each share of common stock has one vote on all matters properly brought before the annual meeting. In order to conduct business at the annual meeting, a quorum of a majority of the outstanding shares of common stock entitled to vote as of the record date must be present in person or represented by proxy. The affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, will be necessary for the election of directors. The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, will be necessary for approval of the other proposals.

Voting Procedures

Votes cast by proxy or in person at the annual meeting will be counted by the persons we appoint to act as election inspectors for the annual meeting. Abstentions and broker non-votes (as described below) are each included in the determination of the number of shares present at the annual meeting for purposes of determining the presence of a quorum and are tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and except with respect to the election of directors, will have the same effect as negative votes. In the election of directors, votes may be cast in favor of or withheld; votes that are withheld will be excluded entirely from the tabulation of votes and will have no effect. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

If your shares are held in the name of a broker and you do not return a proxy card, brokerage firms have the authority to vote your non-voted shares on certain routine matters, such as the election of directors and the ratification of auditors.  Cumulative voting is not permitted in the election of directors. Consequently, you are entitled to one vote for each share of Recovery common stock held in your name for as many persons as there are directors to be elected, and for whose election you have the right to vote.

Costs of Proxy Solicitation

Recovery will bear the costs of soliciting proxies from its stockholders. Directors, officers and other employees of Recovery, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone or other means of communication. Recovery will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

Admission to the Annual Meeting

If you plan to attend the annual meeting, please mark the appropriate box on the proxy card and return the proxy card promptly. If you are a stockholder of record and arrive at the annual meeting without an admission ticket, you will only be admitted once we verify your share ownership. If you are a beneficial owner, you will only be admitted upon presentation of evidence of your beneficial holdings, such as a bank or brokerage firm account statement.

Stockholder List

A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the meeting, at the annual meeting and at our principal executive offices located at 1515 Wynkoop St., Suite 200, Denver, CO during normal business hours for a period of at least 10 days prior to the annual meeting.

PROPOSAL 1:
ELECTION OF DIRECTORS

Our board of directors proposes that the three nominees described below, each of whom currently serves as a member of our board of directors, be elected for a term ending on the date of our 2011 annual meeting and until his or her successor is duly elected and qualified. It is the intention of the person named as proxy in the enclosed proxy to vote FOR the election of all such nominees.

Each of the nominees has consented to serve as a director. If any director should become unavailable to serve as a director, our board of directors may designate a substitute nominee, or the number of directors that constitutes the full board of director may be reduced to eliminate the vacancy. In the event any of the nominees named below becomes unable or unwilling to serve as a director, shares represented by valid proxies will be voted FOR the election of such other person as the board of directors may nominate. The term of our current directors expires at our 2010 annual meeting.

Information Concerning the Nominees for Election as Directors

Jeffrey A. Beunier: Chief Executive Officer, President, Chief Financial Officer and Director.  Mr. Beunier joined us in September, 2009. He is the founder and principal of Open Choke Capital Management, LLC in Denver, Colorado since June 2007, which provides consulting services to hedge fund and private investors focusing on energy related transactions.  Additionally, Mr. Beunier advised independent oil and gas operators on capital structure and funding sources and since April of 2009, Mr. Beunier performed turnaround management and restructuring services on behalf of a national restructuring firm.  From February 2005 to June 2007, Mr. Beunier was the Vice President and Portfolio Director of Madison Capital Management, LLC in Denver, Colorado. He was responsible for sourcing, underwriting, and managing distressed investment opportunities and sourcing, underwriting, structuring, and managing investment opportunities in the commercial, industrial and energy sectors. From July 2003 to November 2004, he worked for Summit Investment Management, LLC as a Senior Underwriter and Senior Asset Officer. Mr. Beunier holds a Bachelor degree from the Pennsylvania State University where he majored in accounting with a minor in Real Estate.  In March 2001, he became a licensed CPA.

Roger A. Parker:  Chairman of Board of Directors.  Mr. Parker joined our board of directors as chairman in November, 2009.  He has been in the exploration and production sector of the oil and gas business his entire career.  In addition to other private entities, he served in various capacities including Chairman, Chief Executive Officer and President of Delta Petroleum Corporation from May 1987 through May 2009.  He received a Bachelor of Science degree in Mineral Land Management from the University of Colorado in 1983.  He is a former board member of the Independent Petroleum Association of the Mountain States (IPAMS).  He also serves on other community related boards including Denver Art Museum Board of Trustees, Boy Scouts of America – Denver Area Council Board of Trustees, Alliance for Choice in Education (ACE) Board of Trustees.

James Miller:  Director.  Mr. Miller joined our board of directors in November, 2009.   He has been a Managing Director at FirstCity Crestone, leading the firm’s acquisition and business development initiatives, since May, 2007.  FirstCity Crestone is special situations investment company specializing in distressed debt acquisitions, high yield senior and junior loans, and small market buyouts.  Prior to the formation of FirstCity Crestone, he was a Director of originations for two distressed investment funds--Summit Investment Management and Republic Financial—starting in 2005.  He graduated from Colorado College with a BA in political science and history.

Recommendation of the Board of Directors

Recovery’s board of directors recommends that you vote “FOR” each of the nominees for election to the board of directors.

PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

Our board of directors has appointed Hein & Associates, LLC as the independent public accounting firm to audit our consolidated financial statements for the 2010 fiscal year ending December 31, 2010. Hein & Associates has served as our independent public accounting firm since January, 2010 and has also provided certain tax and other audit-related services in 2010. Please refer to “Independent Audit Fees and Related Matters” herein. Notwithstanding its selection, our board of directors, in its discretion, may appoint another independent public accounting firm at any time during the year if the board believes that such a change would be in the best interest of Recovery and its stockholders. If the appointment of Hein & Associates is not ratified by our stockholders, the board will consider whether it should appoint another independent public accounting firm. We expect that a representative of Hein & Associates will be present at the annual meeting and available to respond to appropriate questions from our stockholders. The representative will have an opportunity to make a statement to the stockholders if the representative desires to do so.

Recommendation of the Board of Directors

Recovery’s board of directors recommends that you vote “FOR” the ratification of the appointment of Hein & Associates as Recovery’s independent public accountants for the 2010 fiscal year ending December 31, 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth as of April 29, 2010 the beneficial ownership of our common stock by (i) each person or group of persons known to us to beneficially own more than 5% of the outstanding shares of our voting stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.

Except as indicated in the footnotes to the table below, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after the date hereof are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 29, 2010, we had 19,406,662 issued and outstanding shares of common stock.   Additionally, we are obligated to issue 1,584,200 shares to our chief executive officer and directors on January 1, 2011.  Unless otherwise indicated, the address of each individual named below is Recovery's address, 1515 Wynkoop St., Suite 200, Denver, CO 80202.

	Securities beneficially owned
	Shares of
	common stock beneficially	Percentage of common
Name of beneficial owner	owned	stock(4) outstanding
Principal security holders:
Hexagon Investments, LLC(1)	5,000,000	24.1%
Edward Mike Davis, L.L.C	4,500,000	21.7%
Capital Asset Lending, Inc. (2)	2,358,334(2)	11.4%
Westmoore Lending Opportunities, Inc. (2)	2,358,334(2)	11.4%
Westmoore Management, LLC (2)	2,358,334(2)	11.4%
Westmoore Lending, LLC (2)	2,358,334(2)	11.4%
Matt Jennings (2)	2,358,334(2)	11.4%

Directors and executive officers:
Roger A. Parker	2,500,000(3)	12.2%
Jeffrey A. Beunier	464,200(3)	2.3%
James Miller	120,000(3)	*

All directors and executive officers as a group (three persons)	3,084,20	15.0%

(1)	Hexagon Investments also holds a warrant to acquire 2,000,000 shares of our common stock for $2.50 per share exercisable at any time through April 14, 2015.
(2)
Includes 630,689 shares owned by Capital Asset Lending, Inc., 430,500 shares owned by Westmoore Lending Opportunities, Inc., 125,000 shares owned by Westmoore Management LLC, 1,127,700 shares owned by Westmoore Lending, LLC and 44,445 shares owned by Matt Jennings.  Mr. Jennings controls Capital Asset Lending, Westmoore Lending Opportunities and Westmoore Lending.

(3)
Pursuant to employment and director appointment agreements Recovery is obligated to issue Mr. Beunier, Mr. Parker and Mr. Miller 464,200, 1,000,000 and 120,000, respectively, shares of our common stock on January 1, 2011.

(4)	Percentages assume the shares described in note (3) are issued and outstanding.
*	Denotes less than 1%.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of the persons who are our directors and named executive officers as of the date of this proxy statement:

Name	Age	Position
Jeffrey A. Beunier	36	Chief executive officer, president, chief financial officer and director
Roger A. Parker	48	Director
James Miller	33	Director

Directors hold office for a period of one year from their election at the annual meeting of stockholders and until a particular director’s successor is duly elected and qualified. Officers are elected by, and serve at the discretion of, our board of directors. None of the above individuals has any family relationship with any other. It is expected that our board of directors will elect officers annually following each annual meeting of stockholders.

Biographies for the members of our current board of directors are set forth above.

Compensation of Directors

The table below sets forth the compensation earned by our non-employee directors during the 2009 fiscal year. There was no non-equity incentive plan compensation, stock options, change in pension value or any non-qualifying deferred compensation earnings during the 2009 fiscal year. All amounts are in dollars.

Name	Fees Earned or Paid in Cash Compensation	Stock Awards	All Other Compensation	Total
Roger A. Parker	$11,250(1)	-0-	-0-	$11,250(1)
James Miller	$1,250	-0-	-0-	$1,250

(1)  Reflects payment to Mr. Parker of the expense reimbursement pursuant to his independent director agreement described below.

We entered into an independent director agreement with Mr. Parker on November 16, 2009 which was amended and restated on December 31, 2009.  Mr. Parker receives an expense reimbursement of $90,000, payable monthly, for serving as chairman of our board of directors.  Mr. Parker will receive 1,000,000 shares of our common stock on January 1, 2011, all of which will vest on the sooner of the date that Recovery raises at least $15,000,000 of equity capital or January 1, 2012.  The shares fully vest upon a change of control or termination of Mr. Parker's services as board chairman by Recovery other than for cause.  Mr. Parker will receive additional grants of up to 1,500,000 common shares upon the Company's attainment of specified market capitalization targets.  Mr. Parker also received a 1% overriding royalty interest on all wells and leases acquired by the Company during the term of Mr. Parker's agreement.  Mr. Parker is entitled to acquire at cost from the Company up to a 2% working interest in all wells and leases within 90 days of the Company’s acquisition of the wells or leases and within 90 days of the Company’s completion of a well.  The agreement permits Mr. Parker to engage in other business activities in the energy industry, some of which may be in conflict with the best interests of Recovery, and also states that if Parker becomes aware of a business opportunity, he has no affirmative duty to present or make such opportunity available to Recovery.

We entered into an independent director agreement with Mr. Miller on November 16, 2009 which was amended and restated on December 31, 2009 and again on April 28, 2010.  Mr. Miller receives an annual fee of $10,000, payable quarterly, for serving on our board of directors.  Mr. Miller will receive 120,000 shares of our common stock on January 1, 2011.  75,000 of the shares will be vested upon issuance, and 15,000 shares will vest on each of April 1, July 1 and September 1, 2011.  The shares fully vest upon a change of control or termination of Mr. Miller's services as a director by Recovery other than for cause.

Executive Compensation

Executive compensation for fiscal 2009

The compensation earned by our executive officer for fiscal 2009 consisted of base salary and long-term incentive compensation consisting of awards of stock grants.

Summary compensation table

The table below sets forth, for the 2009 and 2008 fiscal years. the compensation earned by our chief executive officer and chief financial officer. There was no non-equity incentive plan compensation, stock option awards, change in pension value or any non-qualifying deferred compensation earnings during fiscal 2009 or 2008. The amounts in the table are in dollars.

Name and				Stock	Other
principal position	Year	Salary	Bonus	Awards	compensation	Total
Jeffrey A. Beunier (1) (Chief executive officer, president and chief financial officer)	2009	$50,769	-0-	$-0-(2)	-0-	$132,837
Lanny M. Roof (1) (Chief executive officer and chief financial officer)	2009 2008	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-

(1)	Mr. Roof resigned as our chief executive officer and chief financial officer on September 21, 2009. Mr. Beunier became our chief executive officer and chief financial officer on that date.
(2)	Mr. Beunier will receive 464,200 shares of our common stock on January 1, 2011 pursuant to his employment agreement.

The Board of Directors and Committees Thereof

Our board of directors conducts its business through meetings and through its committees. Our board of directors held one meeting in 2009 which all directors attended.

Our policy regarding directors’ attendance at the annual meetings of stockholders is that all directors are expected to attend, absent extenuating circumstances.

Affirmative determinations regarding director independence and other matters

Our board of director follows the standards of independence established under the NASDAQ rules in determining if directors are independent and has determined that James Miller is an “independent director” under those rules.  No independent director receives, or has received, any fees or compensation from the company other than compensation received in his or her capacity as a director. There were no transactions, relationships or arrangements not otherwise disclosed that were considered by the board of directors in determining that any of the directors are independent. Based on the rules of the American Stock Exchange, our only independent director is Mr. Miller because of Mr. Parker's ownership interest in Recovery and Mr. Beunier's role as an officer of Recovery. We are seeking to expand the board with one or more additional independent directors.

Committees of the board of directors

Pursuant to our bylaws, our board of directors is permitted to establish committees from time to time as it deems appropriate. To facilitate independent director review and to make the most effective use of our directors’ time and capabilities, our board of directors has established a compensation committee. The membership and function of the compensation committee is described below.

Compensation committee

We established a compensation committee in November, 2009 consisting of Mr. Parker and Mr. Miller.  Mr. Parker is the chairman of the compensation committee. The compensation committee did not meet in 2009.  The compensation committee will review, approve and modify our executive compensation programs, plans and awards provided to our directors, executive officers and key associates. The compensation committee will also review and approve short-term and long-term incentive plans and other stock or stock-based incentive plans. In addition, the committee will review our compensation and benefit philosophy, plans and programs on an as-needed basis. In reviewing our compensation and benefits policies, the compensation committee may consider the recruitment, development, promotion, retention, compensation of executive and senior officers of Recovery, trends in management compensation and any other factors that it deems appropriate.  The compensation committee may engage consultants in determining or recommending the amount of compensation paid to our directors and executive officer.  The compensation committee is governed by a written charter that will be reviewed, and amended if necessary, on an annual basis. A copy of the charter is available on our website at www.recoveryenergyco.com under “Investor Relations” and “Corporate Governance.”

Compensation committee interlocks and insider participation

None of the members of the compensation committee is or has been a company officer or employee. None of our executive officers currently serves or has served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) or as a director of another entity, one of whose executive officer serves or served as one of our directors or on our compensation committee.

Lack of audit committee

We do not currently have an audit committee, and hope to establish one in 2010 with the addition of qualified independent members of our board of directors.  In the absence of an audit committee, the entire board reviewed and discussed the 2009 audited financial statements with management.  Mr. Beunier is our only director who meets the Securities and Exchange Commission's definition of an audit committee financial expert, and he is not independent because of his role as our chief executive officer.

Communications with the board of directors

Stockholders may communicate with our board of directors or any of the directors by sending written communications addressed to the board of directors or any of the directors, Recovery Energy, Inc., 1515 Wynkoop Street, Suite 200, Denver, CO 80202, Attention: Corporate Secretary. All communications are compiled by the corporate secretary and forwarded to the board or the individual director(s) accordingly.

Nomination of directors

Our board of directors has not established a nominating committee because the board believes that it is unnecessary in light of the board’s small size. In the event that vacancies on our board of directors arise, the board considers potential candidates for director, which may come to the attention of the board through current directors, professional executive search firms, stockholders or other persons. The board will consider candidates recommended by stockholders if the names and qualifications of such candidates are submitted in writing in accordance with the notice provisions for stockholder proposals set forth under the caption “General Information — Next Annual Meeting of Stockholders” in this proxy statement to our corporate secretary, Recovery Energy, Inc., 1515 Wynkoop Street, Suite 200, Denver, CO 80202, Attention: Corporate Secretary. The board considers properly submitted stockholder nominations for candidates for the board of directors in the same manner as it evaluates other nominees. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the board and the materials provided by a stockholder to the corporate secretary for consideration of a nominee for director are forwarded to the board. All candidates are evaluated at meetings of the board. In evaluating such nominations, the board seeks to achieve the appropriate balance of industry and business knowledge and experience in light of the function and needs of the board of directors. The board considers candidates with excellent decision-making ability, business experience, personal integrity and reputation. Our management recommended our incumbent directors for election at our 2010 annual meeting. We did not receive any other director nominations.

Code of conduct

Our board of directors has adopted a code of conduct that applies to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of conduct codifies the business and ethical principles that govern all aspects of our business. A copy of our code of conduct is available on our website at www.recoveryenergyco.com under “Investor Relations” and “Corporate Governance.” We undertake to provide a copy of our code of conduct to any person, at no charge, upon a written request. All written requests should be directed to: Recovery Energy, Inc., 1515 Wynkoop Street, Suite 200, Denver, CO 80202, Attention: Corporate Secretary.

Board leadership structure

The board’s current leadership structure separates the positions of chairman and principal executive officer. The board has determined our leadership structure based on factors such as the experience of the applicable individuals, the current business and financial environment faced by Recovery, particularly in view of its financial condition and industry conditions generally and other relevant factors. After considering these factors, we determined that separating the positions of chairman of the board and principal executive officer is the appropriate leadership structure at this time. The board, through the chairman, is currently responsible for the strategic direction of the company. The chief executive officer is currently responsible for the day to day operation and performance of the company.  The board feels that this provides an appropriate balance of strategic direction, operational focus, flexibility and oversight.

The board’s role in risk oversight

It is management’s responsibility to manage risk and bring to the board's attention any material risks to the company. The board has oversight responsibility for Recovery's risk policies and processes relating to the financial statements and financial reporting processes and the guidelines, policies and processes for mitigating those risks.

Employment Agreement With Chief Executive Officer

Mr. Beunier is employed as our chief executive officer pursuant to an amended and restated employment agreement dated December 31, 2009, which amended and restated his employment agreement dated September 14, 2009. The employment agreement requires that Mr. Beunier devote a minimum of 10 hours per week to Recovery's business and permits Mr. Beunier to engage in other business activities in the energy industry, some of which may be in conflict with the best interests of Recovery.  Recovery specifically waives any potential conflict of interest that may develop between Recovery and Mr. Beunier's other business interests.  Mr. Beunier's base salary is $200,000 and he is eligible for an annual bonus targeted at no less than $100,000 based on performance goals established by the compensation committee of the board of directors.  No bonus was paid for 2009.  In addition, Mr. Beunier will receive 464,200 shares of our common stock on January 1, 2011, 20% of which vest on January 1, 2011 and the remainder vest in 12 equal amounts on the first day of each calendar quarter commencing on April 2, 2011.  The shares fully vest upon a change of control or termination of Mr. Beunier's employment by us other than for cause.  Mr. Beunier will receive additional grants of up to 1,500,000 common shares upon the Company's attainment of specified market capitalization targets.  Mr. Beunier also received a 1% overriding royalty interest on all wells and leases acquired by the Company during the term of Mr. Beunier's agreement.  Mr. Beunier is entitled to acquire at cost from the Company up to a 10% working interest in all wells and leases within 90 days of the Company’s acquisition of the wells or leases and within 90 days of the Company’s completion of a well.

TRANSACTIONS WITH RELATED PERSONS

We have engaged in the following transactions with related persons:

In 2009 and 2010 Recovery purchased all oil and gas leases from Edward Mike Davis, LLC for aggregate consideration of $26,250,000 cash and issuance of 4,500,000 shares of our common stock.  As a result, Edward Mike Davis, LLC owns 23.2% of our outstanding common stock.

Hexagon Investments financed $25,500,000 of the purchase price of the oil and gas leases purchased from Edward Mike Davis, LLC.  Hexagon received an aggregate of 5,000,000 shares of our common stock and a warrant to purchase an additional 2,000,000 shares at $2.50 per share in connection with making these loans.   As a result, Hexagon Investments owns 25.8% of our outstanding shares.  As of April 30, 2010 we have made payments aggregating $562,405 on the Hexagon loans.  The loans bear interest at an annual rate of 15%, mature on December 1, 2010 and are secured by the leases they financed.  Hexagon Investments has the right to cause the sale of the mortgaged property and use the proceeds to repay the loans at any time after October 29, 2010 if Recovery has not completed a private equity sale by that date sufficient to repay the loan in full on or before December 1, 2010.

In January, 2010, Roger A. Parker, our board chairman, purchased for $750,000 cash a 50% interest in oil and gas leases that Recovery purchased from Edward Mike Davis, LLC in October, 2009 for $750,000 cash.  Simultaneous with the purchase from Edward Mike Davis, LLC, Recovery sold the other 50% interest for $750,000 to an unrelated third party.  Recovery paid Edward Mike Davis, LLC $750,000 and 250,000 shares of our common stock for the leases.  Recovery continues to operate the leases, and Mr. Parker pays Recovery a servicing fee of $1,500 per month.

INDEPENDENT AUDIT FEES AND RELATED MATTERS

We expect that a representative of Hein & Associates will be present at the annual meeting and available to respond to appropriate questions from our stockholders. The representative will have an opportunity to make a statement to the stockholders if the representative desires to do so.

Webb & Company was our independent registered public accounting firm in 2008 and until September 21, 2009.  Jewett Schwartz Wolfe & Associates was our independent registered public accounting firm from September 21, 2009 until January 19, 2010.  Hein & Associates became our independent registered public accounting firm on January 19, 2010.  There were no disagreements on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused either Web & Company or Jewett Schwartz to make reference thereto in their respective opinions.

We incurred fees for independent audit services of $14,815 (related to our predecessor, Universal Holdings, Inc.) in fiscal 2008 and $57,498 (including $12,988 related to Universal Holdings, Inc.) in fiscal 2009.

GENERAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors and executive officers, and beneficial owners of more than 10% of our outstanding common stock to file reports with the SEC disclosing their ownership of common stock and changes in such ownership. The rules of the SEC require insiders to provide Recovery with copies of all Section 16(a) reports that the insiders file with the SEC. Recovery believes that, with respect to the 2009 fiscal year, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, except that Mr. Beunier and Mr. Miller each filed one late report that reported one transaction, Mr. Parker filed two late reports each reporting one transaction, Hexagon Investments filed one late report reporting two transactions, Edward Mike Davis, LLC filed three late reports reporting three late transactions and Mr. Jennings and his affiliates did not file any reports.  In making these statements, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to us and the written representations of our directors, executive officers and 10% stockholders.

Next Annual Meeting of Stockholders

Notice of any stockholder proposal that is intended to be included in Recovery’s proxy statement and form of proxy for our 2011 annual meeting of stockholders must be received by Recovery's corporate secretary no later than 120 days prior to the date we mail our 2011 proxy statement.  Such notice must be in writing and must comply with the other provisions of Rule 14a-8 under the Securities Exchange Act of 1934. Any notices regarding stockholder proposals must be received by Recovery at its principal executive offices at 1515 Wynkoop St., Suite 200, Denver, CO 80202, Attention: Corporate Secretary. In addition, if a stockholder intends to present a proposal at the 2010 annual meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by _________, 2010 [45 calendar days before the mailing date] then the proxy or proxies designated by our board of directors for the 2010 annual meeting may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

OTHER BUSINESS

We know of no other matter to be acted upon at the meeting. However, if any other matters are properly brought before the meeting, the person named in the accompanying proxy card as proxy for the holders of Recovery’s common stock will vote thereon in accordance with their best judgment.

ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

Recovery's 2009 annual report to stockholders and annual report on Form 10-K for the fiscal year ended December 31, 2009 (without exhibits) are enclosed. Additional copies may be obtained without charge upon request made to Recovery Energy, Inc., 1515 Wynkoop Street, Suite 200, Denver, Colorado 80202, Attention: Corporate Secretary. Copies may also be obtained on our website at www.recovenergyco.com under “Investor Relations” and “SEC Filings.”

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
 RECOVERY ENERGY, INC.
 TO BE HELD ____________ ___, 2010

The undersigned hereby appoints Roger A. Parker and Jeffrey A. Beunier, or either of them, as the lawful agent and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Recovery Energy, Inc. (the “Company”) held of record by the undersigned on ___________ __, 2010, at the annual meeting of stockholders to be held _______________ ____________ ____, 2010, or any adjournment or postponement thereof.

1. Election of directors.

                    FOR the election as a director of the five nominees listed below (except as marked to the contrary below).
NOMINEES: Roger A. Parker, Jeffrey A. Beunier and James Miller.

                    WITHHOLD AUTHORITY to vote for the following nominees:
INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided below.

2. To ratify the appointment of Hein & Associates as the Company’s independent public accountants for the fiscal year ended December 31, 2010.

                    FOR
                    AGAINST
                    WITHHOLD AUTHORITY

3. In his discretion, the proxy is authorized to vote upon any matters which may properly come before the annual meeting, or any adjournment or postponement thereof.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. Where no choice is specified by the stockholder, the proxy will be voted for the election of directors.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy may do by virtue hereof.

Please indicate whether you will attend the annual meeting of stockholders on __________ ___, 2010.

I ❑ plan ❑ do not plan to attend the annual meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE		Date:

SIGNATURE		Date:

Signature if held jointly

NOTE: Please sign exactly as name appears on the envelope in which this proxy card and the accompanying proxy statement were sent to you. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity. Corporations must provide full name of corporation and title of authorized officer signing.